UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01     Completion of Acquisition or Disposition of Assets.

On September 30, 2019, Armstrong World Industries, Inc. (“AWI” or the “Company”) completed the previously announced sale of certain subsidiaries comprising the Company’s business and operations in Europe, the Middle East and Africa (including Russia) and the Pacific Rim, including the corresponding businesses and operations conducted by Worthington Armstrong Venture, a Delaware general partnership, in which AWI holds a fifty-percent (50%) interest (collectively, the “Sale”), to Knauf International GmbH, a company incorporated in the Federal Republic of Germany.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend its current report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 30, 2019 (the “Original Report”), solely to provide the pro forma information required by Item 9.01 of Form 8-K that was omitted from the Original Report. Except as otherwise provided herein, the disclosure made in the Original Report remains unchanged.

Item 9.01     Financial Statements and Exhibits.

(b) Pro forma financial information

The following unaudited pro forma consolidated financial statements giving effect to the Sale are attached as Exhibit 99.1 hereto and incorporated herein by reference:

•	Unaudited pro forma consolidated statement of earnings for the six months ended June 30, 2019

•	Unaudited pro forma consolidated statement of earnings for the year ended December 31, 2018

•	Unaudited pro forma consolidated balance sheet as of June 30, 2019

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma consolidated financial statements of Armstrong World Industries, Inc. as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: October 4, 2019